UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): December 16, 2004


                                     AUDIOVOX CORPORATION
                        (Exact name of registrant as specified in its charter)


   Delaware                         0-28839                      13-1964841
   --------                         -------                      ----------
      (State or other                                         I.R.S. Employer
jurisdiction of  incorporation) (Commission File Number)    Identification No.)


     180 Marcus Blvd., Hauppauge, New York                             11788
     -------------------------------------                             -----
    (Address of principal executive offices)                        (Zip Code)


           Registrant's telephone number, including area code (631) 231-7750




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of file following provisions:
[ ] Written communications pursuant to Rule 425 under the
    Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12
    under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications
    pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))




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Item 8.01 Other Events

On December 16, 2004, Audiovox Corporation (the "Company") issued a press release announcing that its subsidiary, Audiovox Electronics Corp. (AEC) signed a letter of intent to acquire certain assets comprising the business of Terk Technologies Corp. ("Terk") for a purchase price of $13.6 million plus a debenture based on achievement of future revenue targets. A copy of the release is furnished herewith as Exhibit 99.1.

The information furnished under this Item 8.01, including Exhibit 99.1, shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.





































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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                              AUDIOVOX CORPORATION (Registrant)

Date: December 17, 2004                       /s/ Charles M. Stoehr
                                              Charles M. Stoehr
                                              Senior Vice President and
                                              Chief Financial Officer































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                                     EXHIBIT INDEX


Exhibit No.                   Description


    99.1 Press Release, dated December 16, 2004, reporting that Audiovox Corporation's subsidiary, Audiovox Electronics Corp., has signed a letter of intent to acquire certain assets of Terk Technologies Corp.






































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